Exhibit 10.1

FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of this 30th day of April, 2012 (this “First Amendment”), by and between LIFETIME BRANDS, INC., a Delaware corporation (the "Employer"), and JEFFREY SIEGEL (the "Executive").

W I T N E S S E T H:

WHEREAS, the Employer and the Executive entered into an Employment Agreement dated as of May 2, 2006, effective as of January 1, 2006, as amended by a first and second agreement (collectively, the “Predecessor Agreement”);

WHEREAS, the Employer and Executive entered into a new Employment Agreement dated as of March 4, 2011, effective as of January 1, 2011 (the “New Agreement”), to replace the Predecessor Agreement; and

WHEREAS, the Predecessor Agreement contained, in Section 3(a) thereof, and New Agreement contains, in Section 4(a) thereof, a provision limiting payments thereunder to the amount deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Cut-Back Provisions”); and

WHEREAS, the Employer and the Executive desire to eliminate the Cut-Back Provisions.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.   Amendment.  The Cut-Back Provision in each of the Predecessor Agreement and the New Agreement are hereby deleted as if such provision was never contained therein.

2.   No Other Modification or Amendment.  Except as specifically provided herein, the Predecessor Agreement and New Agreement are not modified or amended in any other respect.

3.   Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York (determined without regard to the choice of law provisions thereof), and the parties consent to jurisdiction in the United States District Court for the Southern District of New York.

4.   Counterparts.  This First Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed an original, but both such counterparts shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

LIFETIME BRANDS, INC.

By:	/s/ Ronald Shiftan
Ronald Shiftan
Vice Chairman of the Board of Directors, Chief Operating Officer and Director

EXECUTIVE

By:	/s/ Jeffrey Siegel
Jeffrey Siegel